Exhibit 10.6

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT, effective as of June 6, 2013 (this “Agreement”), is entered into by and among UTi Worldwide Inc., a BVI Business Company incorporated under the laws of the British Virgin Islands with BVI company number 141257 (the “Company”), and other persons and entities signatory hereto (each, a “Holder” and together, the “Holders”).

ARTICLE I

DEFINITIONS

Section 1.01 Definitions. The following terms shall have the meanings ascribed to them below:

“Agreement” means this Agreement, as amended, modified or supplemented from time to time, in accordance with the terms hereof, together with any exhibits, schedules or other attachments thereto.

“Board” has the meaning set forth in Section 2.06.

“Business Day” means any day other than a Saturday, Sunday or a day on which banks in New York, New York are authorized or obligated by applicable law or executive order to close or are otherwise generally closed.

“Commission” means the United States Securities and Exchange Commission or any other federal agency at the time administering either the Securities Act or the Exchange Act.

“Company” has the meaning set forth in the preamble to this Agreement.

“Covered Person” has the meaning set forth in Section 3.01.

“Damages” has the meaning set forth in Section 3.01.

“Demand Registration” has the meaning set forth in Section 2.01(a).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Holder” and “Holders” has the meaning set forth in the preamble to this Agreement, and shall include any Permitted Transferee that becomes a Holder pursuant to Section 4.04.

“Holders’ Counsel” has the meaning set forth in Section 2.03.

“Indemnified Party” has the meaning set forth in Section 3.03.

“Indemnifying Party” has the meaning set forth in Section 3.03.

“FINRA” means the Financial Industry Regulatory Authority, Inc.

“Ordinary Shares” means the Company’s ordinary shares of no par value (and any other securities into which or for which the Ordinary Shares may be converted or exchanged pursuant to a dividend, stock split, plan of recapitalization, reorganization, merger, sale of assets or otherwise).

“P2 Capital” means P2 Capital Partners, LLC, a Delaware limited liability company.

“Participating Holders” means Holders participating in the registration relating to the Registrable Securities.

“Permitted Transferee” has the meaning set forth in Section 4.04.

“Person” means any individual, corporation, partnership, firm, limited liability company, joint venture, trust, association, unincorporated organization, university, group, joint-stock company or other entity.

“Piggyback Registration” has the meaning set forth in Section 2.02(a).

“register”, “registered” and “registration” mean any registration effected by preparing and (a) filing a Registration Statement in compliance with the Securities Act (and any post-effective amendments filed or required to be filed) and the declaration or ordering of effectiveness of such Registration Statement, or (b) filing a prospectus and/or prospectus supplement in respect of an appropriate effective Registration Statement.

“Registrable Securities” means, subject to the last sentence of this definition, the Ordinary Shares (x) beneficially owned by any of the Holders prior to the date of this Agreement and (y) acquired by any Holder by way of a dividend, stock split, recapitalization, plan of reorganization, merger, sale of assets or otherwise. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (i) they are sold or otherwise transferred pursuant to an effective registration statement under the Securities Act, (ii) they have been sold under Rule 144 (or any similar provision then in force) under the Securities Act, (iii) they have been sold or otherwise transferred to any Person other than to a Holder or Permitted Transferee, (iv)

such Ordinary Shares shall have ceased to be outstanding or (v) no manager, member, partner, officer, director or employee of the Holder(s) or P2 Capital is a member of the Board.

“Registration Expenses” has the meaning set forth in Section 2.03.

“Registration Request” has the meaning set forth in Section 2.01(a).

“Registration Statement” means any registration statement of the Company on an appropriate registration form under the Securities Act that covers any of the Registrable Securities, including the prospectus, amendments and supplements thereto, and all exhibits and material incorporated by reference therein.

“Request Date” means the date of the applicable Request Notice.

“Request Notice” has the meaning set forth in Section 2.01(a).

“Requesting Holder” has the meaning set forth in Section 2.01(a).

“Scheduled Black-out Period” means, for each fiscal quarter of the Company, the period commencing on (and including) the 15th calendar day before the end of the quarter and ending on (and including) the third Business Day after the date of release for publication of the Company’s results for such fiscal quarter (or, in the case of the fourth quarter, the results for the fiscal year then ended).

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Shelf Effectiveness Period” has the meaning set forth in Section 2.01(b).

“Shelf Registration Statement” means a Registration Statement on Form S-3 (or any successor or similar form) or any other appropriate Registration Statement that may be available at such time, in each case for an offering to be made on a continuous or delayed basis pursuant to Rule 415 (or any successor or similar provision) under the Securities Act covering Registrable Securities.

“Suspension Notice” has the meaning set forth in Section 2.06.

“Underwriter” means a securities dealer who purchases any Registrable Securities as principal in an underwritten offering and not as part of such dealer’s market-making activities.

“Underwriters’ Maximum Number” means, for any Piggyback Registration, that number of securities to which such registration should, in the opinion of the managing

Underwriter(s) of such registration, in the light of marketing factors (including an adverse effect on the per share offering price), be limited.

ARTICLE II

REGISTRATION RIGHTS

Section 2.01 Demand For Registration; Shelf Registration.

(a) Requests for Registration. Subject to the blackout provisions contained in Section 2.06 and the limitations set forth in this Section 2.01, a Holder or group of Holders (such Holder or group of Holders, the “Requesting Holder(s)”) shall have the right to require the Company to effect a registration under the Securities Act with respect to Registrable Securities beneficially owned by such Requesting Holder(s) (a “Registration Request”) by delivering a written request therefor (a “Request Notice”) to the Company. Any registration requested by a Holder or Holders pursuant to this Section 2.01(a) is referred to in this Agreement as a “Demand Registration”. For the avoidance of doubt, the Company, at its sole option, may elect to utilize an existing Registration Statement for the purpose of registering any Registrable Securities covered by a Demand Registration.

(b) Shelf Registration. The registration of the Registrable Securities pursuant to such Demand Registration shall be in the form of a Shelf Registration Statement only. Upon receipt of such Demand Registration, the Company shall use commercially reasonable efforts to, as soon as practicable, file with the Commission and cause to make available an effective (unless it becomes effective automatically upon filing) Shelf Registration Statement on an appropriate form under the Securities Act relating to the offer and sale of the Registrable Securities by the Holders from time to time in accordance with the methods of distribution set forth in the Shelf Registration Statement and Rule 415 under the Securities Act. The Company shall not be obliged under this Section 2.01 to file or cause to be effective more than two Shelf Registration Statements. The Company agrees to use its commercially reasonable efforts to keep the Shelf Registration Statement continuously effective until all Ordinary Shares held by the Holders cease to be Registrable Securities (the “Shelf Effectiveness Period”).

Section 2.02 Piggyback Registration.

(a) Notice of Piggyback Registration. If the Company proposes to register any of its equity securities under the Securities Act either for the Company’s own account or for the account of any of its stockholders (other than for Holder(s) pursuant to Section 2.01 or pursuant to registrations on Form S-4 or any successor form, on Form S-8 or any successor form relating solely to securities issued pursuant to any benefit plan, an offering of securities solely to then-existing stockholders of the Company, a dividend reinvestment plan, an exchange offer or a registration on any registration form which does not permit secondary sales or does not include substantially the same information as would be required to be included in a Registration Statement) (each such registration not withdrawn or abandoned prior to the effective date thereof being herein called a “Piggyback Registration”), the Company will give written notice to all Holders of such proposal not later than the twentieth (20th) day prior to the anticipated filing date of such Piggyback Registration.

(b) Piggyback Rights. Subject to the provisions contained in Section 2.02(c), the Company will be obligated and required to use commercially reasonable efforts to include in each Piggyback Registration such Registrable Securities as requested in a written notice from any Holder delivered to the Company no later than ten (10) days following delivery of the notice from the Company specified in Section 2.02(a).

(c) Priority on Piggyback Registrations. If a Piggyback Registration is an underwritten registration, and the managing Underwriter(s) shall give written advice to the Company of an Underwriters’ Maximum Number, then securities will be included in the following order of priority: (i) equity securities proposed to be included in such Piggyback Registration by the Company for its own account, or on the account of such holder or holders for whom or for which the registration was originally being effected pursuant to demand or other registration rights, as applicable, and (ii) if the Underwriters’ Maximum Number exceeds the number of securities proposed to be included pursuant to clause (i), then such excess, up to the Underwriters’ Maximum Number, shall be allocated pro rata to Participating Holders and any holders of other piggyback registration rights on the basis of the number of securities requested to be included therein by each such Person.

(d) Selection of Underwriter(s). If the Piggyback Registration is proposed to be underwritten, the Company will so advise the Holders in the notice referred to in Section 2.02(a). In such event, the right of any Holder to registration pursuant to this Section 2.02 will be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting. The Company, or the holder or holders for whom or for which such registration was originally being effected pursuant to demand or other registration rights, as applicable, shall have the sole right to select the managing Underwriter(s) in any such underwritten Piggyback Registration.

Section 2.03 Registration Expenses. In connection with registrations pursuant to Section 2.01 or 2.02 hereof, the Company shall pay the following registration costs and expenses incurred in connection with the registration thereunder (the “Registration Expenses”): (i) registration and filing fees and expenses, including, without limitation, those related to filings with the Commission, (ii) fees and expenses of compliance with state securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), (iii) reasonable processing, duplicating and printing expenses, including, without limitation, expenses of printing any prospectuses or issuer free writing prospectuses reasonably requested by any Participating Holder, (iv) the Company’s internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties, the expense of any liability insurance and the expense of any annual audit or quarterly review), (v) fees and expenses, if any, incurred in connection with listing the Registrable Securities for trading on a national securities exchange, including, without limitation, fees and expenses of The Nasdaq Global Select Market, (vi) fees and expenses, if any, incurred with respect to any filing with FINRA, (vii) fees and expenses and disbursements of counsel for the Company and fees and expenses for independent certified public accountants retained by the Company, and (viii) fees and expenses of any special experts retained by the Company in connection with such registration. Each Participating Holder shall be responsible for any underwriting fees, discounts or commissions as well as the fees and expenses and disbursements of counsel for such Participating Holder (“Holders’ Counsel”) attributable to the sale of Registrable Securities pursuant to a Registration Statement.

Section 2.04 Registration Procedures. In the case of each registration effected by the Company pursuant to this Agreement, the Company shall keep each Participating Holder advised in writing as to the initiation of each registration and as to the completion thereof. In connection with any such registration (in each case, to the extent applicable):

(a) The Company shall provide the Participating Holders and their counsel with a reasonable opportunity to review, and comment on, the Registration Statement with respect to Registrable Securities as provided hereunder prior to the filing thereof with the Commission, and the Company shall consider and respond to all such comments in good faith. The Company shall prepare and file with the Commission a Registration Statement with respect to such Registrable Securities and use its commercially reasonable efforts to cause such Registration Statement to become effective (unless it becomes effective automatically upon filing), or prepare and file with the Commission a prospectus supplement with respect to such Registrable Securities pursuant to an effective Registration Statement.

(b) The Company will prepare and file with the Commission such amendments and supplements to the Registration Statement, prospectus, prospectus supplement or any issuer free writing prospectus used in connection with such Registration Statement as may be necessary to comply with the provisions of the Securities Act applicable to it with respect to the disposition of Registrable Securities covered thereby for the Shelf Effectiveness Period.

(c) Prior to filing a Registration Statement, a prospectus or any issuer free writing prospectus or any amendment or supplement to such Registration Statement, prospectus or issuer free writing prospectus, the Company will make available to each Participating Holder and to Holders’ Counsel copies of such Registration Statement, prospectus or issuer free writing prospectus and each amendment or supplement as proposed to be filed, together with any exhibits thereto, and thereafter, furnish to such Participating Holders and Holders’ Counsel such number of copies of such Registration Statement, prospectus or issuer free writing prospectus and each amendment and supplement thereto, the prospectus included in such Registration Statement (including each preliminary prospectus) and such other documents or information as such Participating Holder or Holders’ Counsel may reasonably request in order to facilitate the disposition of the Registrable Securities in accordance with the plan of distribution set forth in the prospectus included in the Registration Statement.

(d) The Company will promptly notify each Participating Holder of any stop order issued or threatened by the Commission and use commercially reasonable efforts to prevent the issuance of such stop order or, if issued, to remove it as soon as reasonably possible.

(e) On or prior to the date on which the Registration Statement is declared effective, the Company shall use commercially reasonable efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any Participating Holder reasonably requests and do any and all other lawful acts and things which may be necessary or advisable to enable the Participating Holders to consummate the disposition in such jurisdictions of such Registrable Securities, and use commercially reasonable efforts to keep each such registration or qualification (or exemption therefrom) effective while the Registration Statement is effective; provided, that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph (e), (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction.

(f) The Company will notify each Participating Holder and Holders’ Counsel promptly and confirm such notice in writing, (i) when any prospectus, prospectus supplement, post-effective amendment or issuer free writing prospectus has been filed and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the Commission or any other federal or state governmental authority for amendments or supplements to a Registration Statement, prospectus or issuer free writing prospectus for additional information to be included in any Registration Statement, prospectus or issuer free writing prospectus, (iii) of the issuance by any state securities commission or other regulatory authority of any order suspending the qualification or exemption from qualification of any of the Registrable Securities under state securities or blue sky laws or the initiation of any proceedings for that purpose, and (iv) of the happening of any event that makes any statement made in a Registration Statement or any related prospectus or issuer free writing prospectus or any document incorporated or deemed to be incorporated by reference therein untrue or that requires the making of any changes in such Registration Statement, prospectus, issuer free writing prospectus or documents so that they will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements in the Registration Statement, prospectus or issuer free writing prospectus (in the case of any prospectus or issuer free writing prospectus, in light of the circumstances in which they were made) not misleading; and, as promptly as practicable thereafter, prepare and file with the Commission a supplement or amendment to such Registration Statement, prospectus or issuer free writing prospectus so that such Registration Statement, prospectus or issuer free writing prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein (in the case of any prospectus or issuer free writing prospectus, in light of the circumstances in which they were made) not misleading. Each Participating Holder hereby agrees to keep any disclosures under subsection (iv) above confidential until such time as a supplement or amendment is filed.

(g) The Company shall use commercially reasonable efforts to ensure the obtaining of all necessary approvals from FINRA.

(h) The Company shall furnish to each Participating Holder a copy of all documents filed with and all material correspondence from or to the Commission in connection with any such offering of Registrable Securities.

(i) For the avoidance of doubt, the Company shall not be required to participate in any underwritten offering by a Participating Holder nor shall the Company be required to undertake any marketing efforts or, except as set forth in this Section 2.04, otherwise cooperate in connection with the offer and sale by a Participating Holder of Registrable Securities.

Section 2.05 Participating Holders’ Obligations. The Company may require each Participating Holder to promptly furnish in writing to the Company such information regarding the distribution of the Registrable Securities as the Company may from time to time reasonably request and such other information as may be legally required in connection with such registration, including, without limitation, all such information as may be requested by the Commission. Each Participating Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 2.04(f)(iv) hereof, such Participating Holder will forthwith discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Participating Holder’s receipt of the copies of the supplemented or amended prospectus or issuer free writing prospectus contemplated by Section 2.04(f)(iv) hereof, and, if so directed by the Company, such Participating Holder will deliver to the Company all copies, other than permanent file copies then in such Participating Holder’s possession and retained solely in accordance with record retention policies then-applicable to such Participating Holder, of the most recent prospectus or issuer free writing prospectus covering such Registrable Securities at the time of receipt of such notice.

Section 2.06 Blackout Provisions. Notwithstanding anything in this Agreement to the contrary, by delivery of written notice to the Participating Holders (a “Suspension Notice”) stating which one or more of the following limitations shall apply to the addressee of such Suspension Notice, the Company may (1) postpone effecting a registration under this Agreement or (2) require such addressee to refrain from disposing of Registrable Securities under the registration, in either case for a period of no more than 180 consecutive days from the delivery of such Suspension Notice (which period may not be extended or renewed), provided that the maximum aggregate number of days in any consecutive twelve-month period that may be subject to Suspension Notices shall be 180. The Company may postpone effecting a registration or apply the limitations on dispositions specified in clause 2 of this Section 2.06 if (x) the Board of Directors of the

Company (the “Board”) in good faith determines that such registration or disposition would materially impede, delay or interfere with any material transaction then pending or proposed to be undertaken by the Company or any of its subsidiaries, (y) the Board in good faith determines that the Company is in possession of material non-public information the disclosure of which during the period specified in such notice the Board reasonably believes would not be in the best interests of the Company or (z) during any Scheduled Black-Out Period.

ARTICLE III

INDEMNIFICATION

Section 3.01 Indemnification by the Company. With respect to each Registration which has been effected pursuant to Section 2.01 or Section 2.02, the Company agrees, notwithstanding the termination of this Agreement, to indemnify and hold harmless, to the fullest extent permitted by law, each Participating Holder and each of its managers, members, partners, officers, directors, employees and agents, and each Person, if any, who controls such Participating Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and any controlled Affiliate of such Participating Holder, together with the managers, members, partners, officers, directors, employees and agents of such controlling Person (each such Person being referred to herein as a “Covered Person”), from and against any and all losses, claims, damages, liabilities, reasonable attorneys’ fees, costs and expenses of investigating and defending any such claim (collectively, “Damages”) and any action in respect thereof to which such Participating Holder, and any such Covered Person may become subject under the Securities Act or otherwise, insofar as such Damages (or proceedings in respect thereof) arise out of, or are based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (including any prospectus or issuer free writing prospectus) (or any amendment or supplement thereto), or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus or issuer free writing prospectus, in light of the circumstances in which they were made) not misleading, and shall reimburse such Participating Holder and each such Covered Person for any legal and other expenses reasonably incurred by such Participating Holder or Covered Person in investigating or defending or preparing to defend against any such Damages or proceedings; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement, or omission or alleged omission, made or incorporated by reference in such Registration Statement, any such prospectus, issuer free writing prospectus or preliminary prospectus or any amendment or supplement thereto, or any document incorporated by reference therein, in reliance upon, and in conformity with, written information prepared and furnished to the Company by any Participating Holder or Covered Person expressly for use therein.

Section 3.02 Indemnification by the Participating Holders. Each of the Participating Holders agrees, severally and not jointly, to indemnify and hold harmless the Company, its officers, directors, employees, agents, each underwriter and each Person, if any, who controls the Company or any of its subsidiaries within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and any controlled Affiliate of the Company or any of its subsidiaries, together with the managers, members, partners, officers, directors, employees and agents of such Person, to the same extent as the foregoing indemnity from the Company to the Participating Holders, but only with respect to information related to the Participating Holders or a Covered Person, or their plan of distribution, furnished in writing by the Participating Holders or any Covered Person to the Company expressly for use in any Registration Statement, prospectus or issuer free writing prospectus, or any amendment or supplement thereto, or any preliminary prospectus. No Holder shall be required to indemnify any Person pursuant to this Section 3.02 for any amount in excess of the net proceeds of the Registrable Securities sold for the account of such Holder.

Section 3.03 Conduct of Indemnification Proceedings. Promptly after receipt by any Person (an “Indemnified Party”) of notice of any claim or the commencement of any action in respect of which indemnity may be sought pursuant to Section 3.01 or 3.02, the Indemnified Party shall, if a claim in respect thereof is to be made against the Person against whom such indemnity may be sought (an “Indemnifying Party”), notify the Indemnifying Party in writing of the claim or the commencement of such action; provided that the failure to notify the Indemnifying Party shall relieve the Indemnifying Party from liability that it may have to an Indemnified Party otherwise than under Section 3.01 or 3.02 to the extent of any prejudice resulting therefrom. If any such claim or action shall be brought against an Indemnified Party, and it shall notify the Indemnifying Party thereof, the Indemnifying Party shall be entitled to assume the defense thereof with counsel reasonably satisfactory to the Indemnified Party. After notice from the Indemnifying Party to the Indemnified Party of its election to assume the defense of such claim or action, the Indemnifying Party shall not be liable to the Indemnified Party for any legal or other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof other than reasonable out-of-pocket costs of investigation; provided, that the Indemnified Party shall have the right to employ separate counsel to represent the Indemnified Party who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Indemnified Party against the Indemnifying Party, but the fees and expenses of such counsel shall be for the account of such Indemnified Party unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or (ii) in the reasonable opinion of counsel to such Indemnified Party representation of both parties by the same counsel would be inappropriate due to actual or potential conflicts of interest between them, it being understood, however, that the Indemnifying Party shall not, in connection with any one such claim or action or separate but substantially similar or related claims or actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for all Indemnified Parties. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any claim or pending or threatened proceeding in respect of which the Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party. Whether or not the defense of any claim or action is assumed by the Indemnifying Party, such Indemnifying Party will not be subject to any liability for any settlement made without its written consent.

Section 3.04 Contribution. If the indemnification provided for pursuant to this Article III is due in accordance with the terms hereof, but is held by a court to be unavailable or unenforceable in respect of any Damages referred to herein, then each applicable Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Damages in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions which result in such Damages as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party, and by such party’s relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. In no event shall the liability of any Holder hereunder be in excess of the net proceeds of the Registrable Securities sold for the account of such Holder or the amount for which such Indemnifying Party would have been obligated to pay by way of indemnification if the indemnification provided in this Article III.

ARTICLE IV

MISCELLANEOUS

Section 4.01 Lock-Up. Each Holder of Registrable Securities agrees to enter into a lock-up agreement with the managing Underwriter for any underwritten offering of the Company’s securities (whether or not Registrable Securities are included in such offering), containing terms reasonably acceptable to such managing Underwriter, covering the period commencing 15 days prior to the effective date of the Registration Statement or, if applicable, the prospectus supplement, pertaining to such offering and ending on the 90th day after such effective date.

Section 4.02 Termination of Registration Rights. The rights granted under this Agreement shall terminate on the first date that no manager, member, partner, officer, director or employee of any Holder or P2 Capital is a member of the Board.

Section 4.03 Amendment and Modification. This Agreement may be amended, modified and supplemented, and any of the provisions contained herein may be waived, only by a written instrument signed by the Company and each Holder, provided that the addition of a Permitted Transferee as a Holder hereunder shall not constitute an amendment or modification for purposes of this Section 4.03.

Section 4.04 Assignment; Binding Effect; Entire Agreement. The rights and obligations hereunder may be assigned in whole or in part by any Holder to a controlled affiliate of such Holder or to any member, partner or stockholder of any such Holder (a “Permitted Transferee”) without the consent of the Company or the other Holders. Such assignment shall be effective upon receipt by the Company of (x) written notice from the Holder certifying that the transferee is a Permitted Transferee, stating the name and address of the Permitted Transferee and identifying the amount of Registrable Securities with respect to which the rights under this Agreement are being transferred, and (y) a written agreement from the Permitted Transferee to be bound by all of the terms of this Agreement. Upon receipt of the documents referenced in (x) and (y) above, the Permitted Transferee shall thereafter be deemed to be a “Holder.” Except as set forth above, this Agreement and the rights and obligations hereunder may not be assigned by any party hereto without the prior written consent of each of the other parties hereto. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns. This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them with respect to the subject matter hereof.

Section 4.05 Severability. In the event that any provision of this Agreement or the application of any provision hereof is declared to be illegal, invalid or otherwise unenforceable by a court of competent jurisdiction, the remainder of this Agreement shall not be affected except to the extent necessary to delete such illegal, invalid or unenforceable provision unless that provision held invalid shall substantially impair the benefits of the remaining portions of this Agreement.

Section 4.06 Notices. All notices, requests and other communications to any party hereunder shall be in writing (including fax or similar writing) and shall be given to:

If to the Company:
UTi Worldwide Inc. c/o UTi, Services, Inc. 100 Oceangate, Suite 1500 Long Beach, California 90802 Facsimile: (562) 552-9423 Attention: Lance E. D’Amico

With copies (which shall not constitute notice) to:

Cravath, Swaine & Moore LLP 825 Eighth Avenue New York, New York 10019

	Facsimile:	(212) 474-3700
	Attention:	Robert I. Townsend III
Damien R. Zoubek

If to the Holders:

P2 Capital Partners, LLC 590 Madison Avenue, 25th Floor New York, New York 10022 Facsimile: (212) 508-5557 Attention: Josh Paulson

With copes (which shall not constitute notice) to:

Debevoise & Plimpton, LLP 909 Third Avenue New York, New York 10022 Facsimile: (212) 909-6836 Attention: Andrew L. Bab

or such other address or fax number as such party may hereafter specify for the purpose of giving such notice to such party. Each such notice, request or other communication shall be deemed to have been received (a) if given by fax, when such fax is transmitted to the fax number specified pursuant to this Section 4.06 and appropriate confirmation is received, or (b) if given by any other means, when delivered in person or by overnight courier or two (2) business days after being sent by registered or certified mail (postage prepaid, return receipt requested).

Section 4.07 Headings. The headings in this Agreement are for convenience of reference only and shall not constitute a part of this Agreement, nor shall they affect their meaning, construction or effect.

Section 4.08 Counterparts. This Agreement may be executed via facsimile or electronic transmission and in any number of counterparts, each of which shall be deemed to be an original instrument and all of which together shall constitute one and the same instrument.

Section 4.09 Remedies. In the event of a breach or a threatened breach by any party to this Agreement of its obligations under this Agreement, any party injured or to be injured by such breach will be entitled to specific performance, without posting a bond, of its rights under this Agreement or to injunctive relief, in addition to being entitled to exercise all rights provided in this Agreement and granted by law, it being agreed by the parties that the remedy at law, including monetary damages, for breach of any such provision will be inadequate compensation for any loss and that any defense or objection in any action for specific performance or injunctive relief that a remedy at law would be adequate is waived.

Section 4.10 Governing Law; Jurisdiction; Waiver of Jury Trial. This Agreement and any claim, controversy or dispute arising under or related to this Agreement and/or the interpretation and enforcement of the rights and duties of the parties shall be governed by and construed in accordance with the laws of the State of Delaware without reference to the conflict of laws principles thereof, except as to matters relating to the corporate governance of the Company, which matters shall be governed by and construed in accordance with the laws of the British Virgin Islands. Each of the Holders and the Company (a) irrevocably and unconditionally consents to the exclusive personal jurisdiction and venue of the Chancery Court of the State of Delaware and any state appellate court therefrom within the State of Delaware (or, if the Delaware Court of Chancery declines to accept jurisdiction over a particular matter, any state or federal court within the State of Delaware), (b) agrees that it shall not attempt to deny or defeat such personal jurisdiction and venue by motion or other request for leave from any such court, (c) agrees that it shall not bring any action relating to this Agreement or otherwise in any court other than the Chancery Court of the State of Delaware and any state appellate court therefrom within the State of Delaware (or, if the Delaware Court of Chancery declines to accept jurisdiction over a particular matter, any state or federal court within the State of Delaware) and (d) irrevocably waives the right to trial by jury.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

UTI WORLDWIDE INC.

By:	/s/ Lance D’Amico
Name:	Lance D’Amico
Title:	Senior Vice President

P2 Capital Master Fund I, L.P.
By: P2 Capital Partners, LLC as Investment Manager

By:	/s/ Claus Moller
Name:	Claus Moller
Title:	Managing Member

P2 Capital Master Fund V, L.P.
By: P2 Capital Partners, LLC as Investment Manager

By:	/s/ Claus Moller
Name:	Claus Moller
Title:	Managing Member

P2 Capital Master Fund VI, L.P.
By: P2 Capital Partners, LLC as Investment Manager

By:	/s/ Claus Moller
Name:	Claus Moller
Title:	Managing Member

P2 Capital Master Fund VIII, LLC
By: P2 Capital Partners, LLC as Investment Manager

By:	/s/ Claus Moller
Name:	Claus Moller
Title:	Managing Member

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